ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20070861378-52
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/17/2007 8:20 AM
	Entity Number E0875822007-6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Green Bikes Rental Corporation

2. Resident Agent Name and Street Address: *(must be a Nevada address where process may be served)*

Name: Business Filings Incorporated

(MANDATORY) Physical Street Address: 6100 Neil Road, Suite 500, — City: Reno — State: Nevada — Zip Code: 89511

(OPTIONAL) Mailing Address: — City: — State: — Zip Code:

3. Shares: *(number of shares corporation is authorized to issue)*

Number of shares with par value: 75,000,000 — Par value per share: $ $0.00001 — Number of shares without par value:

4. Names & Addresses of the Board of Directors/Trustees: *(each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)*

1. Name: Julia Nesterchuk
   Street Address: 26 Zivova Street #8 — City: Ternopil — State: Ukraine — Zip Code: 282001
2. Name:
   Street Address: — City: — State: — Zip Code:
3. Name:
   Street Address: — City: — State: — Zip Code:

5. Purpose: *(optional - see instructions)*

The purpose of this Corporation shall be: All lawful business

6. Name, Address and Signature of Incorporator: *(attach additional page if more than 1 incorporator)*

Name: The Nevada Company, Mark Williams, A.V.P. — Signature: X [signature]

Address: 8040 Excelsior Drive, Suite 200 — City: Madison — State: WI — Zip Code: 53717

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

X [signature]
Authorized Signature of R. A. or On Behalf of R. A. Company

Date: December 14, 2007

This form must be accompanied by appropriate fees.